Summary Prospectus Supplement

May 1, 2017

Morgan Stanley Variable Insurance Fund, Inc.

Supplement dated May 1, 2017 to the Morgan Stanley Variable Insurance Fund, Inc. Summary Prospectus dated May 1, 2017

Mid Cap Growth Portfolio (Class II)
(the "Fund")

On or about May 31, 2017, the Fund will recommence offering Class II shares to new investors.

Please retain this supplement for future reference.

  VIFMCGCIISUMSPT 5-17